SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 2, 2002

Concentra Operating Corporation

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15699 (Commission File Number)	75-2822620 (I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 400W Addison, Texas (Address of principal executive offices)	75001 (Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not Applicable

(former address if changed since last report)

Item 7. Financial Statements and Exhibits

On December 13, 2002, Concentra Operating Corporation (the “Company”) filed a Current Report on Form 8-K to report our acquisition on December 2, 2002 of substantially all of the assets and liabilities of Em3 Corporation, a privately-held company located in Addison, Texas. Pursuant to Item 7 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required to be filed pursuant to Form 8-K. This amendment is filed to provide such required financial information.

(a) Financial statements of business acquired

(i)	Included herein as Exhibit 99.1 are the unaudited Financial Statements of Em3 Corporation as of September 30, 2002 and for the nine months ended September 30, 2002 and 2001.

(ii)	Included herein as Exhibit 99.2 are the audited Financial Statements for Em3 Corporation as of December 31, 2001 and 2000 and for the year ended December 31, 2001 and the period August 16, 2000 (Inception) to December 31, 2000 and accompanying Report of Independent Accountants.

(b) Pro forma financial information

The following pro forma financial information, together with accompanying summary and notes, is included herein as Exhibit 99.3.

(i)	Concentra Operating Corporation unaudited pro forma consolidated balance sheet as of September 30, 2002.

(ii)	Concentra Operating Corporation unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2002.

(iii)	Concentra Operating Corporation unaudited pro forma consolidated statements of operations for the year ended December 31, 2001.

(c) Exhibits

99.1	Unaudited Financial Statements of Em3 Corporation as of September 30, 2002 and for the nine months ended September 30, 2002 and 2001.

99.2

Audited Financial Statements for Em3 Corporation as of December 31, 2001 and 2000 and for the year ended December 31, 2001 and the period August 16, 2000 (Inception) to December 31, 2000 and accompanying Report of Independent Accountants.

99.3	Unaudited pro forma consolidated financial statements of Concentra Operating Corporation as of September 30, 2002 and for the nine months then ended, and for the year ended December 31, 2001.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCENTRA OPERATING CORPORATION (Registrant)

By:	/s/ Thomas E. Kiraly
Name:	Thomas E. Kiraly
Title:	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Date: February 18, 2003

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INDEX TO EXHIBITS

EXHIBIT NUMBER

99.1	Unaudited Financial Statements of Em3 Corporation as of September 30, 2002 and for the nine months ended September 30, 2002 and 2001.

99.2

Audited Financial Statements for Em3 Corporation as of December 31, 2001 and 2000 and for the year ended December 31, 2001 and the period August 16, 2000 (Inception) to December 31, 2000 and accompanying Report of Independent Accountants.

99.3	Unaudited pro forma consolidated financial statements of Concentra Operating Corporation as of September 30, 2002 and for the nine months then ended, and for the year ended December 31, 2001.

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